UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013 (June 5, 2013)

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Devon Energy Corporation (“Devon”) was held on Wednesday, June 5, 2013. In connection with the meeting, proxies for the meeting were solicited pursuant to the Securities Exchange Act of 1934. The following are the voting results for the items of business considered and voted upon at the meeting, all of which were described in Devon’s 2013 Proxy Statement.

1.	The stockholders elected each of Devon’s eight nominees to serve on Devon’s Board of Directors for a one-year term. The vote tabulation with respect to the nominees is as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Robert H. Henry	285,167,949	29,678,313	42,247,526
John A. Hill	296,130,490	18,715,772	42,247,526
Michael M. Kanovsky	304,384,344	10,461,918	42,247,526
Robert A. Mosbacher, Jr.	295,254,854	19,591,408	42,247,526
J. Larry Nichols	305,468,056	9,378,206	42,247,526
Duane C. Radtke	296,777,783	18,068,479	42,247,526
Mary P. Ricciardello	305,942,691	8,903,571	42,247,526
John Richels	306,313,907	8,532,355	42,247,526

2.	The Board proposal for an advisory (non-binding) vote on the compensation of our named executive officers was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
195,425,676	116,463,840	2,956,746	42,247,526

3.	The appointment of KPMG LLP as the Company’s Independent Auditors for 2013 was ratified. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
352,270,170	3,163,180	1,660,438	0

4.	The stockholder proposal for a Report Disclosing Lobbying Policies and Practices was not presented because neither the proponent nor a qualified representative of the proponent appeared at the Annual Meeting to present the proposal. The proposal was included in the Proxy Statement, and it was one of the items for business for which proxies for the Annual Meeting were solicited. Even if the proposal had been presented, the proposal would not have been approved due to a lack of stockholder support. Broadridge Financial Solutions, Inc., our Inspector of Elections, has certified to us that the proposal received 67,569,506 votes for, 227,703,014 votes against, 19,573,742 abstentions and 42,247,526 broker non-votes.

5.	The stockholder proposal for a Majority Vote Standard for Director Elections was approved. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
160,760,545	152,213,453	1,872,264	42,247,526

6.	The stockholder proposal for the Right to Act by Written Consent was not presented because neither the proponent nor a qualified representative of the proponent appeared at the Annual Meeting to present the proposal. The proposal was included in the Proxy Statement, and it was one of the items for business for which proxies for the Annual Meeting were solicited. Even if the proposal had been presented, the proposal would not have been approved due to a lack of stockholder support. Broadridge Financial Solutions, Inc., our Inspector of Elections, has certified to us that the proposal received 128,381,585 votes for, 183,733,879 votes against, 2,730,798 abstentions and 42,247,526 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and
Secretary

Date: June 10, 2013